UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2022 (May 18, 2022)

Harsco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 763-7064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	HSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2022, Harsco Corporation (the “Company”) announced that Wendy Livingston, Senior Vice President and Chief Human Resources Officer, is leaving the Company to pursue other opportunities closer to her family. Her last day with the Company will be June 10, 2022.

On May 18, 2022, the Company entered into a Separation Agreement and General Release (the “Separation Agreement”) with David Stanton.

Under the Separation Agreement, Mr. Stanton will be entitled to receive four quarterly gross payments of $88,891, payable, less amounts previously paid, on the first full pay period after each of the following dates: July 1, 2022, October 1, 2022, January 1, 2023, and April 1, 2023. Mr. Stanton is also entitled to health insurance premiums for the continuation of health insurance coverage under COBRA for Mr. Stanton, his spouse, and covered dependents for a period of up to seven months. All payments and benefits to which Mr. Stanton is entitled under the Separation Agreement are subject to tax withholding, as applicable.

In consideration of the payments and benefits provided under the Separation Agreement, Mr. Stanton is subject to certain non-disparagement and confidentiality provisions and agreed to enter into a general release of claims against the Company.

The foregoing description of the terms and conditions of the Separation Agreement is merely a summary of the material terms of the Separation Agreement and is qualified in its entirety by reference to the full text of the Separation Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement and General Release between the Company and David Stanton

104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date: May 24, 2022	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary

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